SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ----------



                                  FORM 8-K/A-2

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934





Date of earliest event  reported:  May 6, 1997 (Amending form 8K filed on
                                   October 25, 1996 to report  event on October
                                   12, 1996)





                            Able Telcom Holding Corp.
               (Exact name of registrant as specified in charter)



        Florida                     0-21986                  65-0013218
(State or other jurisdiction      (Commission               (IRS employer
    of incorporation)            file number)            identification no.)



1601 Forum Place, Suite 1110, West Palm Beach, Florida          33401
(Address of principal executive offices)                     (Zip code)




Registrant's telephone number, including area code:  (407) 688-0400

Item 7.     Financial Statements and Exhibits.

      (a)   Financial Statements.

            Thefollowing financial statements are filed as part of this Form 8-K/A-2:
            Condensed Financial Statements of Georgia Electric Company (unaudited):
            Condensed Balance Sheet as at October 12, 1996 and 1995
            Condensed Statements of Income for the nine months ended October 12, 1996 and 1995
            Condensed Statements of Cash Flows for the nine months ended October 12, 1996 and 1995
            Notes to Condensed Financial Statements

            The following financial statements were filed with the Company's Current Report on Form 8-K/A-1 dated October 12, 1996 as filed with the Commission on December 20, 1996.

            Financial Statements of Georgia Electric Company:

            Report of Independent Auditors
            Balance Sheet as of December 31, 1995 and 1994
            Statements of Income and Retained Earnings for the Years Ended December 31, 1995 and 1994
            Statements of Cash Flows for the years ended December 31, 1995 and 1994
            Notes to Financial Statements

            Report of Independent Auditors
            Balance Sheet as of December 31, 1993
            Statements of Income and Retained Earnings for the Year Ended December 31, 1993
            Statements of Cash Flows for the year ended December 31, 1993
            Notes to Financial Statements

            Report of Independent Auditors
            Balance Sheet as of April 30, 1993 and 1992
            Statements of Income and Retained Earnings for the Years Ended April 30, 1993 and 1992
            Statements of Cash Flows for the years ended April 30, 1993 and 1992 Notes to Financial Statements Supplemental Information

      (b)   Pro Forma Financial Information.

            Pro Forma Financial Information related to the transaction reported herein filed with the Company's Current Report on Form 8-K/A-1 dated October 12, 1996 as filed with the Commission on December 20, 1996.

            (c) Exhibits. The following exhibits are incorporated by reference herein.

            --------------------------------------------------------------------
            Exhibit No.              Description                Method of Filing
            --------------------------------------------------------------------
            ---------------------------------------------------------------------
            10.1 Form of Stock Purchase Agreement among the   Filed with the
                 Registrant, Traffic Management Group, Inc.,  Company's Current
                 Georgia Electric Company, Gerry W. Hall and  Report on Form 8-K
                 J. Barry Hall.                               dated October 12,
                                                              1996.
            --------------------------------------------------------------------
            --------------------------------------------------------------------

            10.2 Form of Escrow Agreement among the           Filed with the
                 Registrant, Traffic Management Group, Inc.,  Company's Current
                 Georgia Electric Company, Gerry W. Hall, J.  Report on Form 8-K
                 Barry Hall and Rock & Leitz, P.C, as Escrow  dated October 12,
                 Agent.                                       1996.
            --------------------------------------------------------------------



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ABLE TELCOM HOLDING CORP.


                                          By: /s/ William J. Mercurio
                                              ---------------------------
                                              William J. Mercurio
                                              President,Chief Executive Officer


Dated: May 6, 1997

                                                EXHIBIT INDEX

            --------------------------------------------------------------------
            Exhibit No.         Description                     Method of Filing
            --------------------------------------------------------------------
            --------------------------------------------------------------------
            10.1 Form of Stock Purchase Agreement among the   Filed with the
                 Registrant, Traffic Management Group, Inc.,  Company's Current
                 Georgia Electric Company, Gerry W. Hall and  Report on Form 8-K
                 J. Barry Hall.                               dated October 12,
                                                              1996.
            --------------------------------------------------------------------
            --------------------------------------------------------------------

            10.2 Form of Escrow Agreement among the           Filed with the
                 Registrant, Traffic Management Group, Inc.,  Company's Current
                 Georgia Electric Company, Gerry W. Hall, J.  Report on Form 8-K
                 Barry Hall and Rock & Leitz, P.C, as Escrow  dated October 12,
                 Agent.                                       1996.
            --------------------------------------------------------------------




                                GEORGIA ELECTRIC
                              FINANCIAL STATEMENTS

                            OCTOBER 12, 1996 AND 1995

------------------------------------------------------------------------------
                            GEORGIA ELECTRIC COMPANY
------------------------------------------------------------------------------

                              Financial Statements

                            October 12, 1996 and 1995



                                      INDEX


                                                            Page Number
                                                            -----------

Condensed Financial Statements (Unaudited)

      Condensed Balance Sheets -
           October 12, 1996 and 1995                             1-2

      Condensed Statements of Income -
           Nine months ended October 12, 1996 and 1995             3

      Condensed Statements of Cash Flows -
           Nine months ended October 12, 1996 and  1995            4                                                    4

      Notes to Condensed Financial Statements -
           October 12, 1996 and 1995                             5-6




                            GEORGIA ELECTRIC COMPANY

                            Condensed Balance Sheets



                                                 October 12          October 12
                                                       1996                1995
                                                 -----------        ------------

Current Assets:
     Cash and cash equivalents                 $  1,366,619         $    323,179
     Accounts receivable, net                     4,373,914            2,634,915
     Inventory                                          580                  793
     Prepaid expenses and other                     269,594              112,480
     Cost and profit in excess of billings on
          uncompleted contracts                      27,645            1,515,554
                                                 -----------        ------------
         Total current assets                     6,038,352            4,586,921

Property and equipment, net                       1,658,672            1,272,119

Other assets:
     Cash value of life insurance                    44,258              198,342
                                                 -----------        ------------
         Total other assets                          44,258              198,342

                                                 ===========        ============
         Total assets                          $  7,741,282        $   6,057,382
                                                 ===========        ============
























See accompanying notes to unaudited condensed financial statements.

                            GEORGIA ELECTRIC COMPANY

                            Condensed Balance Sheets




                                                 October 12          October 12
                                                       1996                1995
                                                 -----------        ------------

Liabilities and stockholders' equity

Current liabilities:
     Current portion of long-term debt         $        ---          $    50,000
     Accounts payable                               646,068            1,779,154
     Accrued expense                              1,449,874            1,162,105
     Distributions payable                        2,715,895                  ---
     Billings in excess of costs and profits
       on uncompleted contracts                     529,445              196,005
                                                 -----------        ------------
         Total current liabilities                5,341,282            3,687,264


Shareholder's equity:
     Common stock                                    45,000               45,000
     Additional paid in capital                   1,036,640            1,036,640
     Retained earnings                            1,318,360            1,288,478
                                                 -----------        ------------
         Total shareholder's equity               2,400,000            2,370,118
                                                 -----------        ------------
                                                 -----------        ------------

         Total liabilities and stockholders'   $  7,741,282        $   6,057,382
           equity                                ===========        ============




















See accompanying notes to unaudited condensed financial statements.

                            GEORGIA ELECTRIC COMPANY

                         Condensed Statements of Income



                                           For the nine months ended October 12,
                                                       1996               1995
                                                 -----------        ------------

Revenues                                       $ 23,343,226        $  14,877,288
Cost of revenues                                 17,048,981           12,632,264
                                                 -----------        ------------

     Gross profit                                 6,294,245            2,245,024

Selling expense                                     171,988              128,802
Administrative expenses                           1,560,596              855,287
                                                 -----------        ------------

     Operating income                             4,561,660            1,260,935

Other (expense) income:
     Interest income                                 47,535               23,984
     Other (expense)  income                        (2,501)                6,264
     Gain on sale of assets                          17,991                  500
                                                 -----------        ------------

         Total other income                          63,025               30,748
                                                 -----------        ------------


Net income                                        4,624,685            1,291,683

Retained earnings, beginning of period            2,618,672            1,622,460

Distributions                                    (5,924,997)         (1,625,665)
                                                 -----------        ------------

Retained earnings, end of period               $  1,318,360        $   1,288,478
                                                 ===========        ============















See accompanying notes to unaudited condensed financial statements.

                            GEORGIA ELECTRIC COMPANY

                       Condensed Statements of Cash Flows



                                           For the nine months ended October 12,
                                                     1996               1995
                                                 -----------        ------------

Cash provided from operating activities        $  4,896,772        $   1,584,949

Cash flows from investing activities:
     Increase in cash value of insurance           (81,940)                  ---
     Proceeds from the sale of equipment             17,991                  500
     Purchases of property and equipment          (652,533)            (589,546)
                                                 -----------        ------------

         Net cash used in investing activities    (716,482)            (589,046)

Cash Flows from financing activities:
     Distributions to shareholders               (2,917,322)         (1,625,665)
     Principal payments on long-term debt         (550,000)            (450,000)
                                                 -----------        ------------

         Net cash used in financing activities   (3,467,322)         (2,075,665)

Net increase (decrease) in cash                     712,968          (1,079,762)

Cash at beginning of period                         653,651            1,402,941
                                                 -----------        ------------

Cash at end of period                          $  1,366,619        $     323,179
                                                 ===========        ============




















See accompanying notes to unaudited condensed financial statements.

                            GEORGIA ELECTRIC COMPANY

                     Notes to Condensed Financial Statements



Basis of Presentation

The accompany unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required for complete financial statements. In the opinion of management, all adjustments necessary for a fair presentation of the results for the interim periods presented have been included. Such adjustments consist of normal recurring accruals.

These results have been determined on the basis of generally accepted accounting principles and practices applied consistently with those used in the preparation of the Company's Financial Statements for the years ended December 31, 1995 and 1994. Operating results for the nine months ended October 12, 1996 and 1995 are not necessarily indicative of the results that may be expected for the years then ended.

It is recommended that the accompanying condensed financial statements be read in conjunction with the financial statements and notes thereto included elsewhere in this report.

Note 2 - Long Term Debt

Long term debt consists of a note payable to a bank, bearing interest at the prime rate (8.25% at October 12, 1996). The loan terms required five annual installments of $200,000 beginning January 1, 1996. During the nine months ended October 12, 1995 principal payments totaling $450,000 were made to reduce the balance due at October 12, 1995 to $550,000. During the nine months ended October 12, 1996 the remaining principal balance was repaid. Based on the payments made during 1995 and 1996, the debt is included as a current liability at October 12, 1995

Note 3 - Income Taxes

Effective May 1, 1993, the Company and its shareholders elected under provisions of the Internal Revenue Code to be an S Corporation. In lieu of corporate federal income taxes, the shareholders of an S Corporation are taxed on their proportionate share of the Company's federal taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements. Effective October 12, 1996, upon the acquisition of all the Company's outstanding common stock by a wholly owned subsidiary of Able Telcom, there was a revocation of the S Corporation status, and for periods after October 12, 1996, the corporation will pay income taxes as a part of its consolidated group.

Note 4 - Employee Savings and Benefit Plan

The Company has a qualified Section 401K Savings and Benefit Plan for its employees with one year's service. The Company contributes based on employee savings. The contributions to the plan for the period January 1 through October 12, 1996 and 1995 were $48,941 and $52,132, respectively.

                            GEORGIA ELECTRIC COMPANY

Note 5 - Distributions Payable

Distributions payable at October 12, 1996 totaling $2,715,895 represents the undistributed S Corporation earnings due the former owners of the Company as a result of the acquisition of all of the Company's outstanding common stock by a wholly owned subsidiary of Able Telcom.

Note 6 - Operating Lease Agreements

The Company leases its office and storage facilities in Albany, Georgia on a verbal month to month basis from officers of the Company who were the shareholders of the Company as of October 12, 1996. The monthly rental was $5,000 at October 12, 1996 and 1995.